EXHIBIT 4.1


        ---------------------------------------------------------------







                         CONTINENTAL HOMES HOLDING CORP.

                                       AND

                    MANUFACTURERS AND TRADERS TRUST COMPANY,
                                       as
                                     Trustee





                                  ------------

                                    Indenture

                          Dated as of November 1, 1995

                                  ------------


                                   $86,250,000

                 6 7/8% CONVERTIBLE SUBORDINATED NOTES DUE 2002







        ---------------------------------------------------------------

                           CROSS-REFERENCE TABLE

  TIA                                           Indenture
Section                                          Section

310(a)(1)....................................... 7.10
   (a)(2)...................................... 7.10
   (a)(3)...................................... N.A.
   (a)(4)...................................... N.A.
   (b)   ...................................... 7.08; 7.10; 12.02
   (c)   ...................................... N.A.
311(a)   ....................................... 7.11
   (b)   ...................................... 7.11
   (c)   ...................................... N.A.
312(a)   ....................................... 2.05
   (b)   ...................................... 12.03
   (c)   ...................................... 12.03
313(a)   ....................................... 7.06
   (b)(1)...................................... N.A.
   (b)(2)...................................... N.A.
   (c)   ...................................... 7.06; 12.02
   (d)   ...................................... 7.06
314(a)   ....................................... 4.03; 12.02
   (b)   ...................................... N.A.
   (c)(1)...................................... 12.04
   (c)(2)...................................... 12.04
   (c)(3)...................................... N.A.
   (d)   ...................................... N.A.
   (e)   ...................................... 12.05
   (f)   ...................................... N.A.
315(a)   ....................................... 7.01(b)
   (b)   ...................................... 7.05; 12.02
   (c)   ...................................... 7.01(a)
   (d)   ...................................... 7.01(c)
   (e)   ...................................... 6.11
316(a)(last sentence)........................... 2.09
   (a)(1)(A)................................... 6.05
   (a)(1)(B)................................... 6.04
   (a)(2)...................................... N.A.
   (b)   ...................................... 6.07
   (c)   ...................................... N.A.
317(a)(1)....................................... 6.08
   (a)(2)...................................... 6.09
   (b)   ...................................... 2.04
318(a)   ....................................... 12.01
-------------

N.A. means Not Applicable.

This cross-reference table does not constitute a part of the Indenture.


                             TABLE OF CONTENTS

Section
   Page

                                    ARTICLE 1

                   DEFINITIONS AND INCORPORATION BY REFERENCE

1.01.       Definitions
 ............................................................................   1
1.02.       Other Definitions
 ............................................................................   3
1.03.       Incorporation by Reference of Trust
              Indenture
Act.........................................................................   4
1.04.       Rules of Construction
 ............................................................................   5

                                    ARTICLE 2

                                 THE SECURITIES

2.01.       Form and Dating
 ............................................................................   5
2.02.       Execution and Authentication
 ............................................................................   6
2.03.       Registrar, Paying Agent and Conversion
              Agent
 ............................................................................   7
2.04.       Paying Agent to Hold Money in
              Trust
 ............................................................................   7
2.05.       Securityholder Lists
 ............................................................................   8
2.06.       Transfer and Exchange
 ............................................................................   8
2.07.       Replacement Securities
 ............................................................................   8
2.08.       Outstanding Securities
 ............................................................................   9
2.09.       Securities Held by the Company or an
              Affiliate
 ............................................................................   9
2.10.       Temporary Securities
 ............................................................................  10
2.11.       Cancellation
 ............................................................................  10
2.12.       Defaulted Interest
 ............................................................................  10

                                    ARTICLE 3

                                   REDEMPTION

3.01.       Notices to Trustee and DTC
 ............................................................................  11
3.02.       Selection of Securities to be Redeemed
 ............................................................................  11
3.03.       Notice of Redemption
 ............................................................................  11
3.04.       Effect of Notice of Redemption
 ............................................................................  12
3.05.       Deposit of Redemption Price

 ............................................................................  12
3.06.       Securities Redeemed in Part
 ............................................................................  13

                                    ARTICLE 4

                                    COVENANTS

4.01.       Payment of Securities
 ............................................................................  13
4.02.       Maintenance of Office or Agency
 ............................................................................  13
4.03.       SEC Reports
 ............................................................................  14
4.04.       Compliance Certificate
 ............................................................................  14
4.05.       Stay, Extension and Usury Laws
 ............................................................................  15
4.06.       Corporate Existence
 ............................................................................  15
4.07.       Notice of Default
 ............................................................................  15
4.08.       Change in Control
 ............................................................................  15

                                    ARTICLE 5

                                   SUCCESSORS

5.01.       When Company May Merge, etc.
 ............................................................................  19
5.02.       Successor Substituted
 ............................................................................  20

                                    ARTICLE 6

                              DEFAULTS AND REMEDIES

6.01.       Events of Default
 ............................................................................  20
6.02.       Acceleration
 ............................................................................  22
6.03.       Other Remedies
 ............................................................................  23
6.04.       Waiver of Past Defaults
 ............................................................................  23
6.05.       Control by Majority
 ............................................................................  23
6.06.       Limitation on Suits
 ............................................................................  23
6.07.       Rights of Holders to Receive Payment
 ............................................................................  24
6.08.       Collection Suit by Trustee
 ............................................................................  24
6.09.       Trustee May File Proofs of Claim
 ............................................................................  24
6.10.       Priorities
 ............................................................................  25

6.11.       Undertaking for Costs
 ............................................................................  25

                                    ARTICLE 7

                                     TRUSTEE

7.01.       Duties of Trustee
 ............................................................................  26
7.02.       Rights of Trustee
 ............................................................................  27
7.03.       Individual Rights of Trustee
 ............................................................................  27
7.04.       Trustee's Disclaimer
 ............................................................................  28
7.05.       Notice of Defaults
 ............................................................................  28
7.06.       Reports by Trustee to Holders
 ............................................................................  28
7.07.       Compensation and Indemnity
 ............................................................................  28
7.08.       Replacement of Trustee
 ............................................................................  29
7.09.       Successor Trustee by Merger, etc.
 ............................................................................  30
7.10.       Eligibility; Disqualification
 ............................................................................  30
7.11.       Preferential Collection of Claims
              Against Company
 ............................................................................  31

                                    ARTICLE 8

                             DISCHARGE OF INDENTURE

8.01.       Termination of Company's
              Obligations
 ............................................................................  31
8.02.       Application of Trust Money
 ............................................................................  32
8.03.       Repayment to Company
 ............................................................................  32
8.04.       Reinstatement
 ............................................................................  33

                                    ARTICLE 9

                                   AMENDMENTS

9.01.       Without Consent of Holders
 ............................................................................  33
9.02.       With Consent of Holders
 ............................................................................  34
9.03.       Compliance with Trust Indenture Act
 ............................................................................  35
9.04.       Revocation and Effect of Consents
 ............................................................................  35
9.05.       Notation on or Exchange of Securities
 ............................................................................  35

9.06.       Trustee Protected
 ............................................................................  36

                                   ARTICLE 10

                                   CONVERSION

10.01.      Conversion Privilege
 ............................................................................  36
10.02.      Conversion Procedure
 ............................................................................  36
10.03.      Fractional Shares
 ............................................................................  37
10.04.      Taxes on Conversion
 ............................................................................  38
10.05.      Company to Provide Stock
 ............................................................................  38
10.06.      Adjustment for Change in Capital Stock
 ............................................................................  38
10.07.      Adjustment for Shares Issued Below
              Market Price
 ............................................................................  39
10.08.      Adjustment for Other Distributions
 ............................................................................  42
10.09.      Adjustment for Cash Distributions
 ............................................................................  43
10.10.      Adjustment for Tender
              Offers
 ............................................................................  44
10.11.      Voluntary Adjustment
 ............................................................................  45
10.12.      Current Market Price
 ............................................................................  45
10.13.      When Adjustment May be Deferred
 ............................................................................  45
10.14.      When No Adjustment Required
 ............................................................................  45
10.15.      Notice of Adjustment
 ............................................................................  46
10.16.      Notice of Certain Transactions
 ............................................................................  46
10.17.      Reorganization of the Company
 ............................................................................  47
10.18.      Rights and Warrants
 ............................................................................  47
10.19.      Company Determination Final
 ............................................................................  48
10.20.      Trustee's Disclaimer
 ............................................................................  48

                                   ARTICLE 11

                                  SUBORDINATION

11.01.      Agreement to Subordinate
 ............................................................................  48
11.02.      Certain Definitions
 ............................................................................  49

11.03.      Liquidation; Dissolution; Bankruptcy
 ............................................................................  49
11.04.      Company Not to Make Payments with
              Respect to Securities in Certain
              Circumstances
 ............................................................................  50
11.05.      Acceleration of Securities
 ............................................................................  51
11.06.      When Distribution Must be Paid Over
 ............................................................................  51
11.07.      Notice by Company
 ............................................................................  51
11.08.      Subrogation
 ............................................................................  52
11.09.      Subordination May Not be Impaired by
              Company
 ............................................................................  52
11.10.      Distribution or Notice to
              Representative
 ............................................................................  52
11.11.      Rights of Trustee and Paying Agent
 ............................................................................  52
11.12.      Officers' Certificate
 ............................................................................  53
11.13.      Obligation of Company Unconditional
 ............................................................................  53

                                   ARTICLE 12

                                  MISCELLANEOUS

12.01.      Trust Indenture Act Controls
 ............................................................................  54
12.02.      Notices
 ............................................................................  54
12.03.      Communication by Holders with Other
              Holders
 ............................................................................  55
12.04.      Certificate and Opinion as to Conditions
              Precedent
 ............................................................................  56
12.05.      Statements Required in Certificate or
              Opinion
 ............................................................................  56
12.06.      Rules by Trustee and Agents
 ............................................................................  57
12.07.      Legal Holidays
 ............................................................................  57
12.08.      No Recourse Against Others
 ............................................................................  57
12.09.      Duplicate Originals
 ............................................................................  57
12.10.      Governing Law
 ............................................................................  57
12.11.      No Adverse Interpretation of Other
              Agreements
 ............................................................................  57
12.12.      Successors

 ............................................................................  58
12.13.      Separability
 ............................................................................  58
12.14.      Table of Contents, Headings, etc.
 ............................................................................  58

SIGNATURES
 ............................................................................  59
EXHIBIT A-FORM OF SECURITY
 ............................................................................ A-1

            INDENTURE dated as of November 1, 1995, between CONTINENTAL HOMES HOLDING CORP., a Delaware corporation (the "Company"), and MANUFACTURERS AND TRADERS TRUST COMPANY, a duly organized and existing banking corporation organized under the laws of the State of New York, as trustee (the "Trustee").

            Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Company's 6 7/8% Convertible Subordinated Notes due 2002 (the "Securities").

                                    ARTICLE 1

                   DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.01.  Definitions.

            "Affiliate" means any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company. For this purpose, "control" shall mean the power to direct the management and policies of a person through the ownership of securities, by contract or otherwise.

            "Agent" means any Registrar, Paying Agent, Conversion
Agent or co-Registrar.

            "Board of Directors" means the Board of Directors of the Company or any committee of the Board authorized to act for it hereunder.

            "Capital Stock" means any and all shares, interests, participations or other equivalents (however designated) of capital stock of the Company and all warrants or options to acquire such capital stock.

            "Common Stock" means the Common Stock, par value $.01 per share, of the Company or any security into which the Common Stock may be converted.

            "Company" means the party named as such above and any other obligor until a successor replaces it pursuant to the applicable provision hereof and thereafter means such successor.

            "Corporate Trust Office of the Trustee" shall be at the address of the Trustee specified in Section 12.02 or such other address as the Trustee may give notice of to the Company.

            "DTC" means The Depositary Trust Company.

            "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

            "High and Low Sale Prices" of the Common Stock on any trading day means the average of the high and low sale price of the Common Stock as reported on the Composite Tape for New York Stock Exchange-Listed Stocks (or if not listed or admitted to trading on the New York Stock Exchange, then on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or, if not listed or admitted to trading on any national securities exchange, then as reported by the National Association of Securities Dealers, Inc., through NASDAQ or a similar organization if NASDAQ is no longer reporting information) on such trading day or if no such sale takes place on such day, the average of the highest bid and lowest asked prices regular way on the New York Stock Exchange (or if not listed or admitted to trading on such Exchange, on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if not listed or admitted to trading on any national securities exchange, the average of the highest bid and lowest asked prices as reported by the National Association of Securities Dealers, Inc., through NASDAQ or a similar organization if NASDAQ is no longer reporting information) on such trading day. If on such trading day the Common Stock is not quoted by any such organization, the fair market value of such Common Stock on such day, as determined by the Board of Directors, shall be used.

            "Holder" or "Securityholder" means a person in whose name a Security is registered on the Registrar's books.

            "Indenture" means this Indenture as amended from time to time.

            "Officer" means the Chief Executive Officer, the
President, the Chief Operating Officer, any Vice President, the
Treasurer or the Secretary of the Company.

            "Officers' Certificate" means a certificate signed by two Officers or by an Officer and an Assistant Treasurer or an Assistant Secretary of the Company.

            "Opinion of Counsel" means a written opinion from legal counsel who may be an employee of or counsel for the Company or other counsel reasonably acceptable to the Trustee.

            "person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.

            "principal" of a debt security means the principal of the security plus the premium, if any, on the security.

            "SEC" means the Securities and Exchange Commission.

            "Securities" means the Securities described above issued under this Indenture.

            "subsidiary" means (i) a corporation a majority of whose capital stock with voting power, under ordinary circumstances, to elect directors is at the time, directly or indirectly, owned by the Company, by one or more subsidiaries of the Company or by the Company and one or more subsidiaries thereof or (ii) any other person (other than a corporation) in which the Company, one or more subsidiaries thereof or the Company and one or more subsidiaries thereof, directly or indirectly, at the date of determination thereof have at least majority ownership interest.

            "TIA" means the Trust Indenture Act of 1939, as amended (15 U.S. Code {{ 77aaa-77bbbb), as in effect on the date of this Indenture, except as provided in Section 9.03.

            "Trustee" means the party named as such in this Indenture until a successor replaces it and thereafter means the successor.

            "Trust Officer" means any officer of the Trustee assigned by the Trustee to administer its corporate trust matters.

SECTION 1.02.  Other Definitions.

            Term                    Defined in Section

      "Bankruptcy Law" .........................     6.01
      "business day" ...........................    12.07
      "Change in Control" ......................     4.08
      "Conversion Agent" .......................     2.03
      "Conversion Price ........................     4.08
      "Conversion Shares" ......................    10.18
      "Custodian" ..............................     6.01
      "Distribution Date" ......................    10.18
      "Event of Default" .......................     6.01
      "Exchange Act" ...........................     4.03
      "Expiration Time" ........................    10.10
      "Legal Holiday ...........................    12.07
      "Management Group" .......................     4.08
      "NASDAQ" .................................    10.03
      "NMS" ....................................    10.03
      "Offer" ..................................    10.10
      "Paying Agent" ...........................     2.03
      "Purchased Shares" .......................    10.10
      "Registrar ...............................     2.03
      "Representative" .........................    11.02
      "Repurchase Date" ........................     4.08
      "Repurchase Price" .......................     4.08
      "Repurchase Right" .......................     4.08
      "Repurchase Right Notice" ................     4.08
      "Senior Indebtedness" ....................    11.02
      "U.S. Government Obligations" ............     8.01

SECTION 1.03.  Incorporation by Reference of Trust
                  Indenture Act._____________________

            Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture.

            The following TIA terms used in this Indenture have the following meanings:

            "indenture securities" means the Securities.

            "indenture security holder" means a Securityholder.

            "indenture to be qualified" means this Indenture.

            "indenture trustee" or "institutional trustee" means the Trustee.

            "obligor" on the indenture securities means the Company.

            All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule under the TIA have the meanings so assigned to them.

SECTION 1.04.  Rules of Construction.

            Unless the context otherwise requires:

            (1)   a term has the meaning assigned to it;

            (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles in effect on the date hereof;

            (3)   "or" is not exclusive;

            (4) words in the singular include the plural and in the plural include the singular;

            (5)   provisions apply to successive events
      and transactions; and

            (6) "herein," "hereof" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other Subdivision.

                                    ARTICLE 2

                                 THE SECURITIES

SECTION 2.01.  Form and Dating.

            The Securities and the Trustee's certificate of authentication shall be substantially in the form set forth in Exhibit A, which is incorporated in and forms a part of this Indenture. The Securities may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Security shall be dated the date of its authentication.

SECTION 2.02.  Execution and Authentication.

            Two Officers shall sign the Securities for the Company by manual or facsimile signature. The Company's seal shall be reproduced on the Securities.

            If an Officer whose  signature is on a Security no longer holds that
office  at  the  time  the  Security  is   authenticated,   the  Security  shall
nevertheless be valid.

            A Security shall not be valid until authenticated by the manual signature of the Trustee. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

            The Trustee shall authenticate Securities for original issue in the aggregate principal amount of up to $75,000,000, upon a written order of the Company signed by two Officers or by an Officer and an Assistant Treasurer or Assistant Secretary of the Company; provided that if such order directs the issuance of $75,000,000 in aggregate principal amount of Securities, the Trustee shall, upon a second written order dated not later than December 6, 1995, authenticate additional Securities for original issue not to exceed $11,250,000 in aggregate principal amount as specified in the second order to cover over-allotments, if any. Each order shall specify the amount of Securities to be authenticated and the date on which the original issue of Securities is to be authenticated. The aggregate principal amount of Securities outstanding at any time may not exceed the amount of Securities issued pursuant to this paragraph except as provided in Section 2.07.

            The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Securities. An authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company or an Affiliate.

            The Securities shall be issuable only in registered form without coupons and only in denominations of $1,000 and any integral multiple thereof.

SECTION 2.03.  Registrar, Paying Agent and
                  Conversion Agent.__________

            The Company shall maintain in the Borough of Manhattan, The City of New York, an office or agency where Securities may be presented for registration of transfer or for exchange ("Registrar"), an office or agency where Securities may be presented for payment ("Paying Agent") and an office or agency where Securities may be presented for conversion ("Conversion Agent"). The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company may appoint or change one or more co-registrars, one or more additional paying agents and one or more additional conversion agents without notice and may act in any such capacity on its own behalf. The term "Paying Agent" includes any additional paying agent; the term "Conversion Agent" includes any additional conversion agent.

            The Company shall enter into an appropriate agency agreement with any Agent not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall notify the Trustee of the name and address of any Agent not a party to this Indenture. If the Company fails to maintain a Registrar, Paying Agent or Conversion Agent, the Trustee shall act as such.

            The  Company  initially   appoints  the  Trustee  as  Paying  Agent,
Registrar and Conversion Agent.

SECTION 2.04.  Paying Agent to Hold Money in
                  Trust._______________________

            Each Paying Agent shall hold in trust for the benefit of the Securityholders or the Trustee all moneys held by such Paying Agent for the payment of principal of or interest on the Securities, and shall notify the Trustee of any default by the Company in making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, such Paying Agent shall have no further liability for the money. If the Company acts as Paying Agent, it shall segregate and hold as a separate trust fund all money held by it as Paying Agent.

SECTION 2.05.  Securityholder Lists.

            The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders. If the Trustee is not the Registrar, the Company shall furnish to the Trustee on or before each interest payment date and at such other times as the Trustee may request in writing a list, in such form and as of such date as the Trustee may reasonably require, of the names and addresses of Securityholders.

SECTION 2.06.  Transfer and Exchange.

            Where Securities are presented to the Registrar or a co-Registrar with a request to register the transfer or to exchange them for an equal principal amount of Securities of other authorized denominations, the Registrar shall register the transfer or make the exchange if the requirements of Section 8-401(1) of the New York Uniform Commercial Code are met. To permit registrations of transfer and exchanges, the Trustee shall authenticate Securities at the Registrar's request. The Company or the Trustee, as the case may be, shall not be required (a) to issue, authenticate, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the mailing of a notice of redemption of the Securities selected for redemption under Section 3.02 and ending at the close of business on the day of such mailing, or (b) to register the transfer of or exchange any Security so selected for redemption, in whole or in part, except the unredeemed portion of Securities being redeemed in part.

            No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer, registration of transfer or exchange of Securities, other than exchanges pursuant to Section 2.10, 3.06, 9.05 or 10.02 not involving any transfer.

SECTION 2.07.  Replacement Securities.

            If the Holder of a Security claims that the Security has been mutilated, lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Security if the requirements of Section 8-405 of the New York Uniform Commercial Code are met and, in the case of a mutilated Security, such mutilated Security is surrendered to the Trustee. If required by the Trustee or the Company, an indemnity bond must be sufficient in the judgment of both to protect the Company, the Trustee, or any Agent from any loss which any of them may suffer if a Security is replaced. The Company or the Trustee may charge for its expenses in replacing a Security.

            In case any such mutilated, destroyed or wrongfully taken Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security when due.

            Every replacement Security is an additional obligation of the Company.

SECTION 2.08.  Outstanding Securities.

            Securities outstanding at any time are all the Securities authenticated by the Trustee except for those converted, those cancelled by it, those delivered to it for cancellation and those described in this Section as not outstanding. A Security does not cease to be outstanding because the Company or one of its subsidiaries or Affiliates holds the Security.

            If a Security is replaced pursuant to Section 2.07, it ceases to be outstanding unless the Trustee receives proof satisfactory to it, or a court holds, that the replaced Security is held by a bona fide purchaser.

            If the Paying Agent (other than the Company) holds on a redemption date, repurchase date or maturity date money sufficient to pay Securities payable on that date, then on and after that date, such Securities shall be deemed to be no longer outstanding and interest on them shall cease to accrue.

SECTION 2.09.  Securities Held by the Company or an Affiliate.

            In determining whether the Holders of the required principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by the Company or a subsidiary or an Affiliate shall be disregarded, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which the Trustee actually knows are so owned shall be so disregarded.

SECTION 2.10.  Temporary Securities.

            Until definitive Securities are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive Securities in exchange for temporary Securities.

SECTION 2.11.  Cancellation.

            The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar, Paying Agent and Conversion Agent shall forward to the Trustee any Securities surrendered to them for registration of transfer, exchange, payment or conversion. The Trustee shall cancel all Securities surrendered for registration of transfer, exchange, payment, conversion or cancellation and may destroy cancelled Securities and deliver a certificate of any such destruction to the Company. The Company may not issue new Securities to replace Securities that it has paid or delivered to the Trustee for cancellation or that any Securityholder has converted pursuant to Article 10.

SECTION 2.12.  Defaulted Interest.

            If and to the extent the Company defaults in a payment of interest on the Securities, it shall pay the defaulted interest in any lawful manner plus, to the extent not prohibited by applicable statute or case law, interest payable on the defaulted interest. It may pay the defaulted interest to the persons who are Securityholders on a subsequent special record date. The Company shall fix such record date and payment date. At least 15 days before the record date, the Company shall mail to Securityholders a notice that states the record date, payment date and amount of interest to be paid.

                                    ARTICLE 3

                                   REDEMPTION

SECTION 3.01.  Notices to Trustee and DTC.

            If the Company wants to redeem Securities pursuant to paragraph 5 of the Securities, it shall notify the Trustee at least 20 days prior to the redemption date (unless a shorter notice period shall be satisfactory to the Trustee) of the redemption date and the principal amount of Securities to be redeemed.

            If the Company wants to redeem Securities pursuant to paragraph 5 of the Securities and DTC is a Securityholder, the Company shall notify DTC at least 30 days prior to the redemption date if the operational arrangements of DTC in effect at the time of any such redemption require such notice period.

SECTION 3.02.  Selection of Securities to Be Redeemed.

            If less than all the Securities are to be redeemed, the Trustee shall select the Securities to be redeemed on either a pro rata basis or by lot or such other method as the Trustee shall deem fair and equitable, but in any event, in such manner as complies with applicable legal and stock exchange requirements. The Trustee shall make the selection from Securities outstanding not previously called for redemption. The Trustee may select for redemption portions of the principal of Securities that have denominations larger than $1,000. Securities and portions of them it selects shall be in amounts of $1,000 or whole multiples of $1,000. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption.

SECTION 3.03.  Notice of Redemption.

            At least 15 days but not more than 60 days before a redemption date, the Company shall mail by first-class mail a notice of redemption to each Holder whose Securities are to be redeemed.

            The notice shall identify the Securities and the principal amount thereof to be redeemed and shall state:

            (1) the redemption date;

            (2) the redemption price (including the amount of accrued and unpaid interest to be paid on the Securities called for redemption);

            (3) the then current conversion rate;

            (4) the name and address of the Paying Agent and Conversion Agent;

            (5) that the right to convert Securities called for redemption shall terminate at the close of business on the second business day before the redemption date;

            (6) that Holders who want to convert Securities must satisfy the requirements in paragraph 8 of the Securities;

            (7) that Securities called for redemption must be surrendered to the Paying Agent to collect the redemption price;

            (8) that interest on Securities called for redemption ceases to accrue on and after the redemption date; and

            (9) the CUSIP number of the Securities.

            At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at the Company's expense.

SECTION 3.04.  Effect of Notice of Redemption.

            Once a notice of redemption is mailed, Securities called for redemption become due and payable on the redemption date at the redemption price and, on and after such date (unless the Company shall default in the payment of the redemption price), such Securities shall cease to bear interest. Upon surrender to the Paying Agent, such Securities shall be paid at the redemption price plus accrued interest to the redemption date.

SECTION 3.05.  Deposit of Redemption Price.

            On or before 10:00 a.m. on the redemption date, the Company shall deposit with the Paying Agent money in funds immediately available on the redemption date sufficient to pay the redemption price of and accrued interest on all Securities to be redeemed on that date. The Paying Agent shall return to the Company, as soon as practicable, any money not required for that purpose because of conversion of Securities.

SECTION 3.06.  Securities Redeemed in Part.

            Upon surrender of a Security that is redeemed in part, the Trustee shall authenticate for the Holder a new Security equal in principal amount to the unredeemed portion of the Security surrendered.

            If any Security selected for partial redemption is converted in part, the converted portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption.

                                    ARTICLE 4

                                    COVENANTS

SECTION 4.01.  Payment of Securities.

            The Company shall pay the principal of and interest on the Securities on the dates and in the manner provided in the Securities. Principal and interest shall be considered paid on the date due if the Paying Agent holds on that date money sufficient to pay all principal and interest then due.

            The Company shall pay interest on overdue principal at the rate borne by the Securities. The Company shall pay interest on overdue installments of interest at the same rate to the extent not prohibited by applicable statute or case law.

SECTION 4.02.  Maintenance of Office or Agency.

            The Company will maintain in the Borough of Manhattan, The City of New York, an office or agency where Securities may be surrendered for registration of transfer or exchange or conversion and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee.

            The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

            The Company hereby designates the Corporate Trust Office of the Trustee in the Borough of Manhattan, the City of New York, an agency of the Company in accordance with Section 2.03.

SECTION 4.03.  SEC Reports.

            The Company shall file with the Trustee within 15 days after it files them with the SEC copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Company also shall comply with the other provisions of TIA { 314(a).

            So long as the Securities remain outstanding, the Company shall cause its annual reports to shareholders and any other financial reports furnished by it to shareholders generally to be mailed to the Holders at their addresses appearing in the register of Securities maintained by the Registrar.

SECTION 4.04.  Compliance Certificate.

            The Company shall deliver to the Trustee within 120 days after the end of each fiscal year of the Company an Officers' Certificate stating whether or not the signatories know of any Default by the Company in performing any of its obligations under this Indenture or the Securities. If they do know of any such Default, the certificate shall describe the Default and its status.

SECTION 4.05.  Stay, Extension and Usury Laws.

            The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

SECTION 4.06.  Corporate Existence.

            Subject to Article 5, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the corporate existence of each subsidiary in accordance with the respective organizational documents of each subsidiary and the rights (charter and statutory), licenses and franchises to the Company and its subsidiaries; provided, however, that the Company shall not be required to preserve any such right, license or franchise, or the corporate existence of any subsidiary, if in the judgment of the Board of Directors of the Company, (i) such preservation or existence is not material to the conduct of business of the Company and (ii) the loss of such right, license or franchise or the dissolution of such subsidiary does not have a material adverse impact on the Holders.

SECTION 4.07.  Notice of Default.

            In the event that any Default under Section 6.01 hereof shall occur, the Company will give prompt written notice of such Default to the Trustee.

SECTION 4.08.  Change in Control.

            (a) In the event that there shall occur a Change in Control (as defined below) of the Company, each Holder of a Security shall have the right (the "Repurchase Right") upon receipt of a Repurchase Right Notice (as defined below), at such Holder's option, to require the Company to repurchase any Security of such Holder or any portion of the principal amount thereof which is $1,000 or an integral multiple of $1,000, on the date (the "Repurchase Date") that is 45 days after the date of the Repurchase Right Notice, or, if such 45th day is a Legal Holiday, the next subsequent day which is not a Legal Holiday, unless otherwise required by applicable law, at a purchase price equal to 100% of the principal amount thereof, plus accrued and unpaid interest to the Repurchase Date (the "Repurchase Price"). The right to require the repurchase of Securities shall not continue after a discharge of the Company from its obligations with respect to the Securities in accordance with Article 8.

            (b) Within 30 days after the occurrence of a Change in Control, the Company, or, at the request of the Company, the Trustee, shall give notice of the occurrence of the Change in Control and of the Repurchase Right set forth herein to each Holder (the "Repurchase Right Notice"). The Company shall also deliver a copy of the Repurchase Right Notice to the Trustee. Any such notice shall contain all instructions and materials necessary to enable such Holders to deliver Securities pursuant to the Repurchase Right including, without limitation, the following:

            (1) the Repurchase Date;

            (2) the date by which the Repurchase Right must be exercised;

            (3) the Repurchase Price;

            (4) that Securities are to be surrendered for payment of the Repurchase Price;

            (5) that the exercise of the Repurchase Right is irrevocable, except that Holders who elect to exercise the Repurchase Right will retain the right to convert Securities submitted for repurchase until the close of business on the second business day before the Repurchase Date; and

            (6) the then existing Conversion Rate for conversion of Securities, the date on which the right to convert the principal of the Securities to be repurchased will terminate and the place or places where such Securities may be surrendered for conversion.

            (c) To exercise a Repurchase Right, a Holder shall deliver to the Company (if it is acting as its own Paying Agent) or to a Paying Agent designated by the Company for such purpose in the notice referred to above on or before the 30th day after the date of the Repurchase Right Notice, or, if such day is a Legal Holiday, the next subsequent day which is not a Legal Holiday,
(i) written notice of the Holder's exercise of such right, which notice shall set forth the name of the Holder, the principal amount of Securities (or portions thereof) to be repurchased, a statement that an election to exercise the Repurchase Right is being made thereby and (ii) the Securities with respect to which the Repurchase Right is being exercised, duly endorsed for transfer to the Company, and the Holder of such Securities shall be entitled to receive from the Company (if it is acting as its own Paying Agent) or such Paying Agent a nontransferable receipt of deposit evidencing such deposit. Such written notice shall be irrevocable, except as provided in Section 4.08(b) above. If the Repurchase Date is between a regular record date for the payment of interest and the next succeeding interest payment date, any Security to be repurchased must be accompanied by funds equal to the interest payable on such succeeding interest payment date on the principal amount to be repurchased (unless such Security shall have been called for redemption, in which case no such payment shall be required), and the interest on the principal amount of the Security being repurchased will be paid on such next succeeding interest payment date to the registered holder of such Security on the immediately preceding record date. A Security repurchased on an interest payment date need not be accompanied by any payment, and the interest on the principal amount of the Security being repurchased will be paid on such interest payment date to the registered holder of such Security on the immediately preceding record date.

            (d) In the event a Repurchase Right shall be exercised in accordance with the terms hereof, the Company shall pay or cause to be paid the applicable Repurchase Price with respect to the Securities as to which the Repurchase Right shall have been exercised to the Holder on the Repurchase Date.

            (e) Prior to a Repurchase Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust in accordance with Section 2.04) an amount of money sufficient to pay the Repurchase Price payable in respect of all of the Securities which are to be repurchased on that date. If any Security submitted for repurchase is converted prior to the repurchase thereof, any money deposited with the Trustee or with any Paying Agent or so segregated and held in trust for the redemption of such Security shall be paid to the Company on its request, or, if then held by the Company, shall be discharged from such trust.

            (f) Both the notice of the Company and the notice of the Holder having been given as specified in this Section 4.08, the Securities so to be repurchased shall, on the Repurchase Date, become due and payable at the Repurchase Price applicable thereto and from and after such date (unless the Company shall default in the payment of the Repurchase Price) such Securities shall cease to bear interest. Upon surrender of any such Security for repurchase in accordance with said notice, such Security shall be paid by the Company at the Repurchase Price. If any Security shall not be paid upon surrender thereof for repurchase, the principal and premium, if any, shall, until paid, bear interest from the Repurchase Date at the rate borne by such Security.

            (g) Any Security which is to be submitted for repurchase only in part shall be delivered pursuant to this Section 4.08 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Security without any service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, of the same tenor and in aggregate principal amount equal to and in exchange for the portion of the principal of such Security not submitted for repurchase.

            (h) If any repurchase pursuant to the foregoing provisions constitutes an "issuer tender offer" as defined in Rule 13e-4 under the Exchange Act, the Company will comply with the requirements of Rule 13e-4, Rule 14e-1 and any other tender offer rules under the Exchange Act which then may be applicable, including the filing of an Issuer Tender Offer Statement on Schedule 13E-4 with the SEC and the furnishing of certain information contained therein to the Holders.

            (i)  As used in this Section 4.08:

            A "Change in Control" of the Company shall be deemed to have occurred at such time as any person, together with its affiliates or associates, other than the Management Group (as defined below) is or becomes the beneficial owner, directly or indirectly, through a purchase, merger or other acquisition transaction, of shares of capital stock of the Company entitling such person to exercise 50% or more of the total voting power of all shares of capital stock of the Company entitled to vote in elections of directors; provided that a Change in Control shall not be deemed to have occurred if either (i) the last sale price of the Common Stock for any five trading days during the ten trading days immediately preceding the Change in Control is at least equal to 105% of the Conversion Price in effect on the day of the Change in Control or (ii) all of the consideration (excluding cash payments for fractional shares) in the transaction or transactions constituting the Change in Control consists of shares of common stock traded on a national securities exchange or through NASDAQ or another comparable quotation system. "Beneficial owner" shall be determined in accordance with Rule 13d-3, as in effect on the date of the execution of this Indenture, promulgated by the Securities and Exchange Commission under the Exchange Act. The "Management Group" shall consist of the executive officers of the Company as of the date hereof, members of their immediate families, certain trusts for their benefit, and legal representatives of, or heirs, beneficiaries or legatees receiving Common Stock under, any such person's estate.

            "Conversion Price" shall be deemed to equal $1,000 divided by the conversion rate on the date of calculation.

                                    ARTICLE 5

                                   SUCCESSORS

SECTION 5.01.  When Company May Merge, etc.

            The Company shall not consolidate with or merge into, or directly or indirectly transfer or lease all or substantially all of its assets to, any person unless:

            (1) the person formed by or surviving any such consolidation or merger (if other than the Company), or to which such sale or conveyance shall have been made, is a person organized and existing under the laws of the United States, any State thereof or the District of Columbia;

            (2) the person formed by or surviving any such consolidation or merger (if other than the Company), or to which such sale or conveyance shall have been made, assumes by supplemental indenture all the obligations of the Company under the Securities and this Indenture; and

            (3) immediately after giving effect to such transaction no Default or Event of Default exists.

            The Company shall deliver to the Trustee prior to the consummation of the proposed transaction an Officers' Certificate to the foregoing effect and an Opinion of Counsel stating that the proposed transaction and such supplemental indenture comply with this Indenture.

SECTION 5.02.  Successor Substituted.

            Upon any consolidation or merger or transfer or lease of all or substantially all of the assets of the Company in accordance with Section 5.01, the successor person formed by such consolidation or into which the Company is merged or to which such transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, and shall assume every duty and obligation of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein. When the successor corporation assumes all obligations of the Company hereunder, all obligations of the predecessor corporation shall terminate.

                                    ARTICLE 6

                              DEFAULTS AND REMEDIES

SECTION 6.01.  Events of Default.

            An "Event of Default" occurs if:

            (1) the Company defaults in the payment of interest on any Security when the same becomes due and payable and the default continues for a period of 30 days, whether or not such payment shall be prohibited by the provisions of Article 11 hereof;

            (2) the Company defaults in the payment of the principal of any Security when the same becomes due and payable at maturity, upon acceleration or otherwise, whether or not such payment shall be prohibited by the provisions of Article 11 hereof;

            (3) the Company fails to comply with any of its other agreements in the Securities or this Indenture and the default continues for the period and after the notice specified below;

            (4) an event of default shall have occurred and be continuing under any security or other evidence of indebtedness of the Company or any of its subsidiaries whether such indebtedness now exists or shall be created hereafter, which event of default results in an acceleration of a principal amount of such indebtedness which, together with any such other indebtedness so accelerated, aggregates more than $10,000,000, and such acceleration is not waived or rescinded or such indebtedness, paid or discharged within a period and after the notice specified below;

            (5) a final judgment or judgments for the payment of money in excess of $10,000,000 in the aggregate are rendered against the Company and such judgment or judgments remain unstayed, unsatisfied or undischarged for the period and after the notice specified below;

            (6) the Company  pursuant to or within the meaning of any Bankruptcy
      Law:

                  (A) commences a voluntary case,

                  (B) consents to the entry of an order for relief against it in an involuntary case,

                  (C) consents to the appointment of a Custodian of it or for all or substantially all of its property, or

                  (D) makes a general assignment for the benefit of its creditors; or

            (7) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                  (A) is for relief against the Company in an involuntary case,

                  (B)   appoints  a   Custodian   of  the  Company  for  all  or
            substantially all of its property, or

                  (C) orders the  liquidation  of the Company,  and the order or decree remains unstayed and in effect for 90 days.

            The term "Bankruptcy Law" means Title 11, U.S. Code or any similar Federal or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

            A default under clause (3), (4) or (5) is not an Event of Default until the Trustee or the Holders of at least 25% in principal amount of the Securities notify the Company of the default and the Company does not cure the default within 60 days with respect to clause (3) or (5), and within 30 days with respect to clause (4), after receipt of the notice. The notice must specify the default, demand that it be remedied and state that the notice is a "Notice of Default". If the Holders of 25% in principal amount of the outstanding Securities request the Trustee to give such notice on their behalf, the Trustee shall do so.

            The Trustee shall not be deemed to have notice of any Default hereunder unless it shall have actual knowledge of such Default or it shall have received written notice thereof making specific reference to such Default as a Default.

SECTION 6.02.  Acceleration.

            If an Event of Default (other than an Event of Default specified in Section 6.01(6) or (7)) occurs and is continuing, the Trustee by notice to the Company, or the Holders of at least 25% in principal amount of the Securities by notice to the Company and the Trustee, may declare the principal of and accrued interest on all the Securities to be due and payable. Upon such declaration such principal and interest shall be due and payable immediately. If an Event of Default specified in Section 6.01(6) or (7) occurs, all unpaid principal and accrued interest on the Securities then outstanding shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Securityholder. The Holders of a majority in principal amount of the Securities by notice to the Trustee may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived except nonpayment of principal or interest that has become due solely because of the acceleration.

SECTION 6.03.  Other Remedies.

            Notwithstanding any other provision of this Indenture, if an Event of Default occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of principal of or interest on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

            The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative.

SECTION 6.04.  Waiver of Past Defaults.

            Subject to Sections 6.07 and 9.02, the Holders of a majority in principal amount of the Securities by notice to the Trustee may waive an existing Default and its consequences. When a Default is waived, it is cured and ceases.

SECTION 6.05.  Control by Majority.

            The Holders of a majority in principal amount of the Securities may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture, is unduly prejudicial to the rights of other Securityholders or would involve the Trustee in personal liability and the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 6.06.  Limitation on Suits.

            Except as provided in Section 6.07, a Securityholder may pursue a remedy with respect to this Indenture or the Securities only if:

            (1) the Holder gives to the Trustee written notice of a continuing Event of Default;

            (2) the Holders of at least 25% in principal amount of the Securities make a written request to the Trustee to institute proceedings in respect of such Event of Default;

            (3) such Holder or Holders offer to the Trustee reasonable indemnity against any loss, liability or expense;

            (4) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of indemnity; and

            (5) during such 60-day period the Holders of a majority in principal amount of the Securities do not give the Trustee a direction inconsistent with the request.

            A Securityholder may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over another Securityholder.

SECTION 6.07.  Rights of Holders to Receive Payment.

            Notwithstanding any other provision of this Indenture, the right of any Holder of a Security to receive payment of principal of and interest on the Security, on or after the respective due dates expressed in the Security, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of the Holder.

            Notwithstanding any other provision of this Indenture, the right of any Holder of a Security to bring suit for the enforcement of the right to convert the Security shall not be impaired or affected without the consent of the Holder.

SECTION 6.08.  Collection Suit by Trustee.

            If an Event of Default specified in Section 6.01(1) or (2) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount of principal and interest remaining unpaid.

SECTION 6.09.  Trustee May File Proofs of Claim.

            The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee, any predecessor Trustee and the Securityholders allowed in any judicial proceedings relative to the Company, its creditors or its property.

            Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of the Securities any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder of the Securities in any such proceeding.

SECTION 6.10.  Priorities.

            If the Trustee collects any money pursuant to this Article, it shall pay out the money in the following order:

            First: to the Trustee for amounts due under Section 7.07;

            Second: to holders of Senior  Indebtedness to the extent required by
      Article 11;

            Third: to Securityholders for amounts due and unpaid on the Securities for principal and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal and interest, respectively; and

            Fourth: to the Company.

            The Trustee may fix a record date and payment date for any payment by it to Securityholders pursuant to this Section.

SECTION 6.11.  Undertaking for Costs.

            In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit other than the Trustee of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.07 or a suit by Holders of more than 10% in principal amount of the Securities.

                                    ARTICLE 7

                                     TRUSTEE

SECTION 7.01.  Duties of Trustee.

            (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

            (b) Except during the continuance of an Event of Default:

            (1) The Trustee need perform only those duties that are specifically set forth in this Indenture and no others.

            (2) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

            (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

            (1) This paragraph does not limit the effect of paragraph (b) of this Section 7.01.

            (2) The Trustee shall not be liable for any error ofjudgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

            (3) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05.

            (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b) and (c) of this Section 7.01.

            (e) The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any loss, liability or expense.

            (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

SECTION 7.02.  Rights of Trustee.

            (a) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

            (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate and/or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Certificate or Opinion.

            (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

            (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

SECTION 7.03.  Individual Rights of Trustee.

            The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or an Affiliate thereof with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. The Trustee, however, must comply with Sections 7.10 and 7.11.

SECTION 7.04.  Trustee's Disclaimer.

            The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities; it shall not be accountable for the Company's use of the proceeds from the Securities; and it shall not be responsible for any statement in the Securities other than its certificate of authentication.

SECTION 7.05.  Notice of Defaults.

            If a Default occurs and is continuing and if it is actually known to the Trustee or the Trustee has received written notice thereof, the Trustee shall mail to each Securityholder a notice of the Default within 90 days after it occurs. Except in the case of a Default in payment of principal of or interest on any Security, the Trustee may withhold the notice if and so long as it in good faith determines that withholding the notice is in the interests of Securityholders.

SECTION 7.06.  Reports by Trustee to Holders.

            If required by TIA { 313(a), within 60 days after each May 1 beginning with May 1, 1996, the Trustee shall mail to each Securityholder as required by TIA { 313(c) a brief report dated as of such date that complies with TIA { 313(a). The Trustee also shall comply with TIA { 313(b).

            A copy of each report at the time of its mailing to Securityholders shall be filed by the Trustee with the SEC and each stock exchange, if any, on which the Securities are listed. The Company shall notify the Trustee when the Securities are listed on any stock exchange.

SECTION 7.07.  Compensation and Indemnity.

            The Company shall pay to the Trustee from time to time such compensation for its services as shall be agreed upon in writing. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred by it. Such expenses shall include the reasonable compensation and out-of-pocket expenses of the Trustee's agents and counsel.

            The Company shall indemnify the Trustee against any loss or liability (including the fees and expenses of counsel) incurred by it in connection with the administration of this trust and the performance of its duties hereunder. The Company need not pay for any settlement made without its consent. The Trustee shall notify the Company promptly of any claim for which it may seek indemnification. The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee through the Trustee's negligence or bad faith.

            To secure the Company's payment obligations in this Section, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee, except that held in trust to pay principal and interest on particular Securities.

            When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01(6) or (7) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

SECTION 7.08.  Replacement of Trustee.

            A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section.

            The Trustee may resign by so notifying the Company. The Holders of a majority in principal amount of the Securities may remove the Trustee by so notifying the Trustee and the Company and may appoint a successor Trustee with the Company's consent. The Company may remove the Trustee if:

            (1) the Trustee fails to comply with Section 7.10;

            (2) the Trustee is adjudged a bankrupt or an insolvent;

            (3) a receiver or other public officer takes charge of the Trustee or its property; or

            (4) the Trustee becomes incapable of acting.

            If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the Securities may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

            If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of at least 10% in principal amount of the Securities may petition any court of competent jurisdiction for the appointment of a successor Trustee.

            If the Trustee fails to comply with Section 7.10, any Holder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

            A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Securityholders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 7.07.

SECTION 7.09.  Successor Trustee by Merger, etc.

            If the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to another corporation, the successor corporation without any further act shall be the successor Trustee.

SECTION 7.10.  Eligibility; Disqualification.

            This Indenture shall always have a Trustee who satisfies the requirements of TIA { 310(a)(1). The Trustee shall always have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with TIA { 310(b).

SECTION 7.11.  Preferential Collection of Claims
                  Against Company.

            The Trustee shall comply with TIA { 311(a), excluding any creditor relationship listed in TIA { 311(b). A Trustee who has resigned or been removed shall be subject to TIA { 311(a) to the extent indicated.

                                    ARTICLE 8

                             DISCHARGE OF INDENTURE

SECTION 8.01.  Termination of Company's Obligations.

            The Company may terminate all of its obligations under this Indenture if all Securities previously authenticated and delivered (other than mutilated, destroyed, lost or stolen Securities which have been replaced or paid) have been delivered to the Trustee for cancellation or if:

            (1) the Securities mature within one year or all of them are to be called for redemption within one year under arrangements satisfactory to the Trustee for giving the notice of redemption;

            (2) the Company irrevocably deposits in trust with the Trustee money or U.S. Government Obligations sufficient to pay principal of and interest on the Securities to maturity or redemption, as the case may be. Immediately after making the deposit, the Company shall give notice of such event to the Securityholders;

            (3) the Company has paid or caused to be paid all sums then payable by the Company to the Trustee hereunder as of the date of such deposit; and

            (4) the Company has delivered to the Trustee an Officers' Certificate stating that all conditions precedent provided for herein relating to the satisfaction and discharge of this Indenture have been complied with. The Company may make the deposit only during the one-year period and only if Article 11 permits it.

However, the Company's obligations in Sections 2.03, 2.04, 2.05, 2.06, 2.07, 4.01, 7.07, 7.08 and 8.03, and in Article 10, shall survive until the Securities are no longer outstanding. Thereafter the Company's obligations in Sections 7.07 and 8.03 shall survive.

            After a deposit pursuant to this Section 8.01, the Trustee upon request shall acknowledge in writing the discharge of the Company's obligations under the Securities and this Indenture except for those surviving obligations specified above.

            In order to have money available on a payment date to pay principal or interest on the Securities, the U.S. Government Obligations shall be payable as to principal or interest on or before such payment date in such amounts as will provide the necessary money.

            "U.S. Government Obligations" means direct non-callable obligations of, or non-callable obligations guaranteed by, the United States of America for the payment of which the full faith and credit of the United States of America is pledged.

SECTION 8.02.  Application of Trust Money.

            The Trustee shall hold in trust money or U.S. Government Obligations deposited with it pursuant to Section 8.01. It shall apply the deposited money and the money from U.S. Government Obligations through the Paying Agent and in accordance with this Indenture to the payment of principal of and interest on the Securities. Money and securities so held in trust are not subject to the subordination provisions of Article 11.

SECTION 8.03.  Repayment to Company.

            The Trustee and the Paying Agent shall promptly pay to the Company upon request any excess money or securities held by them at any time. The Trustee and the Paying Agent shall pay to the Company upon request any money held by them for the payment of principal or interest that remains unclaimed for two years; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may, at the expense of the Company, cause to be published once in a newspaper of general circulation in The City of New York or cause to be mailed to each Holder, notice stating that such money remains and that, after a date specified therein, which shall not be less than 30 days form the date of such publication or mailing, any unclaimed balance of such money then remaining will be repaid to the Company. After payment to the Company, Securityholders entitled to the money must look to the Company for payment as general creditors unless an applicable abandoned property law designates another person.

SECTION 8.04.  Reinstatement.

            If the Trustee or Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with Section 8.01 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 8.01 until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with Section 8.01; provided, however, that if the Company has made any payment of interest on or principal of any Securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent.

                                    ARTICLE 9

                                   AMENDMENTS

SECTION 9.01.  Without Consent of Holders.

            The Company, with the consent of the Trustee, may amend or supplement this Indenture or the Securities without notice to or the consent of any Securityholder:

            (1) to cure any ambiguity, omission, defect or inconsistency;

            (2) to comply with Sections 5.01 and 10.17;

            (3)  to  provide  for  uncertificated   Securities  in  addition  to
      certificated Securities; or

            (4) to make any change that does not materially adversely affect the rights of any Securityholder.

SECTION 9.02.  With Consent of Holders.

            The Company, with the consent of the Trustee, may amend or supplement this Indenture or the Securities without notice to any Securityholder but with the written consent of the Holders of at least a majority in principal amount of the Securities then outstanding. Subject to Section 6.07, the Holders of a majority in principal amount of the Securities then outstanding may waive compliance by the Company with any provision of this Indenture or the Securities without notice to any Securityholder. However, without the consent of each Securityholder affected, an amendment, supplement or waiver, including a waiver pursuant to Section 6.04, may not:

            (1) reduce the amount of Securities whose Holders must consent to an amendment, supplement or waiver;

            (2) reduce the rate of or change the time for payment of interest on any Security;

            (3) reduce the  principal  of or change  the fixed  maturity  of any
      Security   (including,   without   limitation,   the  optional  redemption
      provisions, but excluding Section 4.08);

            (4) waive a default in the payment of principal of or interest on any Security;

            (5) make any Security payable in money other than that stated in the Security;

            (6) make any change in Section  6.04,  Section 6.07 or Section 9.02;
      or

            (7) make any change that adversely affects the right to convert any Security, including decreasing the conversion rate of any Security (except as such rate may be decreased pursuant to the provisions of Article Ten hereof).

            Promptly after an amendment under this Section becomes effective, the Company shall mail to Securityholders a notice briefly describing the amendment.

            It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed amendment or supplement, but it shall be sufficient if such consent approves the substance thereof.

SECTION 9.03.  Compliance with Trust Indenture Act.

            Every amendment to this Indenture or the Securities shall comply with the TIA as then in effect.

SECTION 9.04.  Revocation and Effect of Consents.

            Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder of a Security is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. However, any such Holder or subsequent Holder may revoke the consent as to his Security or portion of a Security if the Trustee receives the notice of revocation before the date the amendment, supplement or waiver becomes effective. An amendment, supplement or waiver becomes effective in accordance with its terms and thereafter binds every Securityholder.

            After an amendment, supplement or waiver becomes effective with respect to the Securities, it shall bind every Securityholder unless it makes a change described in any of clauses (1) through (7) of Section 9.02. In that case the amendment, supplement or waiver shall bind each Holder of a Security who has consented to it and, provided that notice of such amendment, supplement or waiver is reflected on a Security that evidences the same debt as the consenting Holder's Security, every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security.

SECTION 9.05.  Notation on or Exchange of Securities.

            If an amendment, supplement or waiver changes the terms of a Security, the Trustee may require the Holder of the Security to deliver it to the Trustee. The Trustee may place an appropriate notation on the Security about the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms.

SECTION 9.06.  Trustee Protected.

            The Trustee need not sign any amendment, supplement or waiver authorized pursuant to this Article that adversely affects the Trustee's rights. The Trustee shall be entitled to receive and rely upon an Opinion of Counsel and an Officers' Certificate that any supplemental indenture complies with the Indenture.

                                   ARTICLE 10

                                   CONVERSION

SECTION 10.01.  Conversion Privilege.

            A Holder of a Security may convert it into Common Stock at any time during the period stated in paragraph 8 of the Securities.

            The initial conversion rate is stated in paragraph 8 of the Securities. The conversion rate is subject to adjustment in accordance with Sections 10.06 through 10.14.

            A Holder may convert a portion of a Security if the portion is $1,000 or integral multiples thereof. Provisions of this Indenture that apply to conversion of all of a Security also apply to conversion of a portion of it.

SECTION 10.02.  Conversion Procedure.

            To convert a Security a Holder must satisfy the requirements in paragraph 8 of the Securities. The date on which the Holder satisfies all those requirements is the conversion date. As soon as practicable, the Company shall deliver to the Holder through the Conversion Agent a certificate for the number of full shares of Common Stock issuable upon the conversion and a check in lieu of any fractional share. The person in whose name the certificate is registered shall be treated as a stockholder of record on and after the conversion date.

            If any Security is converted between the record date for the payment of interest and the next succeeding interest payment date, such Security must be accompanied by funds equal to the interest payable on such succeeding interest payment date on the principal amount so converted (unless such Security shall have been called for redemption, in which case no such payment shall be required). A Security converted on an interest payment date need not be accompanied by any payment, and the interest on the principal amount of the Security being converted will be paid on such interest payment date to the registered Holder of such Security on the immediately preceding record date. Subject to the aforesaid right of the registered Holder to receive interest, no payment or adjustment will be made on conversion for interest accrued on the converted Security or for dividends on the Common Stock issued upon conversion.

            If a Holder converts more than one Security at the same time, the number of full shares issuable upon the conversion shall be based on the total principal amount of the Securities converted.

            Upon surrender of a Security that is converted in part the Trustee shall authenticate for the Holder a new Security equal in principal amount to the unconverted portion of the Security surrendered.

            If the last day on which a Security may be converted is a Legal Holiday in a place where a Conversion Agent is located, the Security may be surrendered to that Conversion Agent on the next succeeding day that is not a Legal Holiday.

SECTION 10.03.  Fractional Shares.

            The Company will not issue a fractional share of Common Stock upon conversion of a Security. Instead the Company will deliver its check for the market value of a fractional share. The market value of a fraction of a share is determined as follows: Multiply the market price of a full share by the fraction and round the result to the nearest cent.

            The  market  price of a share of Common  Stock for the  purposes  of
Section 10.03 is the last reported sale price of a share of Common Stock on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or on the National Association of Securities Dealers National Market System ("NMS") on the business day next preceding the date of conversion, or, if the Common Stock is not then listed on an exchange, the closing sale price (or the quoted closing bid price if there were no sales) as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") on the business day next preceding the date of conversion. In the absence of one or more such quotations, the Board of Directors shall determine the current market price on the basis of such quotations as it considers appropriate.

SECTION 10.04.  Taxes on Conversion.

            If a Holder of a Security converts it, the Company shall pay any documentary, stamp or similar issue or transfer tax due on the issue of shares of Common Stock upon the conversion. However, the Holder shall pay any such tax which is due because the shares are issued in a name other than the Holder's name.

SECTION 10.05.  Company to Provide Stock.

            The Company shall reserve out of its authorized but unissued Common Stock or its Common Stock held in treasury enough shares of Common Stock to permit the conversion of all of the Securities.

            All shares of Common Stock which may be issued upon conversion of the Securities shall be validly issued, fully paid and non-assessable.

            The Company will endeavor to comply with all securities laws regulating the offer and delivery of shares of Common Stock upon conversion of Securities and will endeavor to list such shares on each national securities exchange on which the Common Stock is listed.

SECTION 10.06.  Adjustment for Change in
                   Capital Stock.

            If the Company:

            (1) pays a dividend or makes a distribution on its Capital Stock in shares of its Common Stock;

            (2) subdivides its outstanding shares of Common Stock into a greater number of shares;

            (3) combines its outstanding shares of Common Stock into a smaller number of shares; or

            (4) issues by reclassification of its Common Stock any shares of its Capital Stock,

then the conversion privilege and the conversion rate in effect immediately prior to such action shall be adjusted so that the Holder of a Security thereafter converted may receive the number of shares of Capital Stock of the Company which he would have owned immediately following such action if he had converted the Security immediately prior to such action.

            The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

            If after an adjustment a Holder of a Security may, upon conversion, receive shares of two or more classes of Capital Stock of the Company, the Board of Directors shall determine the allocation of the adjusted conversion rate between or among the classes of Capital Stock. After such allocation, the conversion privilege and the conversion rate of each class of Capital Stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this Article 10.

SECTION 10.07.  Adjustment for Shares Issued Below
                  Market Price.

            If the Company issues to all holders of Common Stock shares of Common Stock or rights, options or warrants to subscribe for or purchase shares of Common Stock, or any securities convertible into or exchangeable for shares of Common Stock, or rights, options or warrants to subscribe for or purchase such convertible or exchangeable securities (excluding shares of Common Stock, rights, options, warrants therefor or convertible or exchangeable securities or rights, options, or warrants therefor issued in transactions described in
Section 10.06) at a Price Per Share (as defined and determined according to the formula given below) lower than the current market price (see Section 10.12) on the date of such issuance, the conversion rate shall be adjusted in accordance with the following formula:

                        AC = CC x O + N______
                                 O + (N x R)
                                            M

where:

AC = the adjusted conversion rate.

CC = the then current conversion rate.

O = the number of shares of Common Stock outstanding immediately prior to such issuance.

N  =  the "Number of Shares," which (i) in the case of shares of Common Stock is the  number of  shares  issued;  (ii) in the case of  rights,  options  or warrants to subscribe for or purchase shares of Common Stock or of securities convertible into or exchangeable for shares of Common Stock, is the maximum number of shares of Common Stock initially issuable upon exercise, conversion or exchange thereof; and (iii) in the case of rights, options or warrants to subscribe for or purchase convertible or exchangeable securities, is the maximum number of shares of Common Stock initially issuable upon the conversion or exchange of the convertible or exchangeable securities issuable upon the exercise of such rights, options or warrants.

R  =  the proceeds received or receivable by the Company,  which (i) in the case of shares of Common Stock is the total amount received or receivable by the Company in consideration for the sale and issuance of the shares; (ii) in the case of rights, options or warrants to subscribe for or purchase shares of Common Stock or of securities convertible into or exchangeable for shares of Common Stock, is the total amount received or receivable by the Company in consideration for the sale and issuance of such rights, options, warrants or convertible or exchangeable securities, plus the minimum aggregate amount of additional consideration, other than the convertible or exchangeable securities, payable to the Company upon exercise, conversion or exchange thereof; and (iii) in the case of rights, options or warrants to subscribe for or purchase convertible or exchangeable securities, is the total amount received or receivable by the Company in consideration for the sale and issuance of such rights, options or warrants, plus the minimum aggregate consideration payable to the Company upon the exercise thereof, plus the minimum aggregate amount of additional consideration, other than the convertible or exchangeable securities, payable upon the conversion or exchange of the convertible or exchangeable securities; provided that in each case the proceeds received or receivable by the Company shall be deemed to be the amount of gross cash proceeds without deducting therefrom any compensation paid or discount allowed in the sale, underwriting or purchase thereof by underwriters or dealers or others performing similar services or any expenses incurred in connection therewith.

M = the current market price per share of Common Stock (see Section 10.12) on the date of issue of the shares of Common Stock or the rights, options or warrants to subscribe for or purchase shares of Common Stock or the securities convertible into or exchangeable for shares of Common Stock or the rights, options or warrants to subscribe for or purchase convertible or exchangeable securities.

      "Price Per Share" shall be defined and determined according to the following formula:

            P =  R
                 N

where:

P  = Price Per Share.

R and N have the meanings assigned above.

            If the Company shall issue shares of Common Stock or rights, options, warrants or convertible or exchangeable securities for a consideration consisting, in whole or in part, of property other than cash, the amount of such consideration shall be determined in good faith by the Board of Directors whose determination shall be conclusive and evidenced by a resolution of the Board of Directors filed with the Trustee.

            The adjustment shall be made successively whenever any such additional shares of Common Stock or such rights, options, warrants or convertible or exchangeable securities are issued, and shall become effective immediately after the date of issue of such shares, rights, options, warrants or convertible or exchangeable securities; provided, however, that if any such rights, options or warrants issued by the Company as described in this Section
10.07 are only exercisable upon the occurrence of certain triggering events, then the conversion rate will not be adjusted as provided in this Section 10.07 until such triggering events occur.

            To the extent that such rights, options or warrants expire unexercised or to the extent any convertible or exchangeable securities are redeemed by the Company or otherwise cease to be convertible or exchangeable into shares of Common Stock, the conversion rate shall be readjusted to the conversion rate which would be in effect had the adjustment made upon the date of issuance of such rights, options, warrants or convertible or exchangeable securities been made upon the basis of the issuance of rights, options or warrants to subscribe for or purchase only the number of shares of Common Stock as to which such rights, options or warrants were actually exercised and the number of shares of Common Stock that were actually issued upon the conversion or exchange of the convertible or exchangeable securities.

SECTION 10.08.  Adjustment for Other Distributions.

            If the Company distributes to all holders of Common Stock evidences of indebtedness, shares of Capital Stock other than Common Stock, cash or other assets (including securities, but other than (x) dividends or distributions exclusively in cash or (y) any dividend or distribution for which an adjustment is required to be made in accordance with Section 10.06 or 10.07), the conversion rate shall be adjusted in accordance with the following formula:

                        AC = CC x __(O x M)__
                                    (O x M) - F

where:

AC  = the adjusted conversion rate.

CC  = the then current conversion rate.

O   = the  number of  shares of Common  Stock  outstanding  on the  record  date mentioned below.

M = the current market price per share of Common Stock (see Section 10.12) on the record date mentioned below.

F = the fair market value on the record date mentioned below of the evidences of indebtedness, assets, securities or cash distributed. The Board of Directors shall determine the fair market value.

            The adjustment shall become effective immediately after the record date for the determination of stockholders entitled to receive the distribution.

SECTION 10.09.  Adjustment for Cash Distributions.

            If the Company distributes to all holders of Common Stock cash (excluding any cash portion of distributions for which an adjustment is required to be made in accordance with Section 10.08) in an aggregate amount that, combined together with (i) all other such all-cash distributions made within the preceding 12 months for which no adjustment has been made and (ii) any cash and the fair market value of other consideration paid or payable in respect of any tender offer (as defined in Rule 13e-4 under the Exchange Act) by the Company or any of its Subsidiaries for Common Stock concluded within the preceding 12 months for which no adjustment has been made, exceeds 20% of the Company's market capitalization (the product of the then current market price per share of the Common Stock (see Section 10.12) times the number of shares of Common Stock then outstanding) on the record date mentioned below, the conversion rate shall be adjusted in accordance with the following formula:

                        AC = CC x   M
                                    M - C

where:

AC  = the adjusted conversion rate.

CC  = the then current conversion rate.

M   = the current  market price per share of Common Stock (see Section 10.12) on the record date mentioned below.

C   = the amount of cash distributed applicable to one share
      of Common Stock.

            Notwithstanding the foregoing, in the event that the cash so distributed applicable to one share of Common Stock equals or exceeds such current market price per share of Common Stock, or such current market price per share exceeds such amount of cash by less than $0.10 per share, the conversion rate shall not be adjusted pursuant to this Section 10.09.

            The adjustment shall become effective immediately after the record date for the determination of the stockholders entitled to receive such distribution.

SECTION 10.10.  Adjustment for Tender Offers.

            If the Company or any of its Subsidiaries completes a tender offer (as defined in Rule 13e-4 under the Exchange Act) for all or any portion of the Common Stock (any such tender offer being referred to as an "Offer") that involves an aggregate consideration having a fair market value as of the expiration of such Offer (the "Expiration Time") that, together with (i) any cash and the fair market value of any other consideration payable in respect of any other Offer which expired within the 12 months preceding the Expiration Time, for which no conversion rate adjustment has been made, and (ii) the aggregate amount of any all-cash distributions referred to in Section 10.09 to all holders of Common Stock within the 12 months preceding the expiration of such Offer for which no conversion rate adjustment pursuant to such Section
10.09 has been made, exceeds 20% of the Company's market capitalization (the product of the then current market price per share (see Section 10.12) of the Common Stock at the Expiration Time times the number of shares of Common Stock outstanding (including any tendered shares) at the Expiration Time), the conversion rate shall be increased in accordance with the following formula:

                        AC = CC x M x (O - P)
                                  (M x O) - F

where:

AC =  the adjusted conversion rate.

CC =  the then current conversion rate.

M = the current market price per share of Common Stock (see Section 10.12) at the Expiration Time.

O = the number of shares of Common Stock outstanding (including any tendered shares) at the Expiration Time.

F  =  the  fair  market  value  of  the  aggregate   consideration   payable  to
      stockholders based on the acceptance (up to any maximum specified in the terms of the Offer) of all shares validly tendered and not withdrawn as of the Expiration Time (the shares deemed so accepted being referred to as the "Purchased Shares"). The Board of Directors shall determine the fair market value.

P  =  Purchased Shares.

            The adjustment shall become effective immediately prior to the opening of business on the day following the Expiration Time.

SECTION 10.11.  Voluntary Adjustment.

            The Company at any time may increase the conversion rate, temporarily or otherwise, by any amount but in no event shall such conversion rate result in the issuance of Common Stock at a price less than the par value of the Common Stock at the time such increase is made.

SECTION 10.12.  Current Market Price.

            In Sections 10.07, 10.08, 10.09 and 10.10, the current market price per share of Common Stock on any date is the average of the last reported sale prices of a share of Common Stock on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or on the NMS, or, if the Common Stock is not then listed on an exchange or on the NMS, the closing sale prices (or the quoted closing bid prices if there were no sales) as reported by NASDAQ for 30 consecutive trading days commencing 45 trading days before the date in question. In the absence of one or more such quotations, the Board of Directors shall determine the current market price on the basis of such quotations as it considers appropriate.

SECTION 10.13.  When Adjustment May be Deferred.

            No adjustment in the conversion rate need be made unless the adjustment would require a change of at least 1% in the conversion rate. Any adjustments that are not made due to the immediately preceding sentence shall be carried forward and taken into account in any subsequent adjustment.

            All calculations under this Article shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be.

SECTION 10.14.  When No Adjustment Required.

            Except as set forth in Section 10.07, no adjustment in the conversion rate shall be made because the Company issues, in exchange for cash, property or services, shares of Common Stock, or any securities convertible into shares of Common Stock, or securities carrying the right to purchase shares of Common Stock or such convertible securities.

            No adjustment in the conversion rate need be made for rights to purchase or the sale of Common Stock pursuant to a Company plan providing for reinvestment of dividends or interest.

            No adjustment in the conversion rate need be made for a change in the par value of the Common Stock.

            No adjustment need be made for a transaction referred to in Section 10.06, 10.07, 10.08, 10.09 or 10.10 if Security- holders are to participate in the transaction on a basis and with notice that the Board of Directors determines to be fair and appropriate in light of the basis and notice on which holders of Common Stock participate in such transaction.

SECTION 10.15.  Notice of Adjustment.

            Whenever the conversion rate is adjusted, the Company shall promptly mail to Securityholders a notice of the adjustment. The Company shall file with the Trustee an Officers' Certificate or a certificate from the Company's independent public accountants briefly stating the facts requiring the adjustment and the manner of computing it. The certificate shall be conclusive evidence that the adjustment is correct, absent manifest error.

SECTION 10.16.  Notice of Certain Transactions.

            If:

            (1) the Company proposes to take any action that would require an adjustment in the conversion rate,

            (2) the Company proposes to take any action that would require a supplemental indenture pursuant to Section 10.17, or

            (3) there is a proposed liquidation or dissolution of the Company,

the Company shall mail to Securityholders a notice stating the proposed record date for a dividend or distribution or the proposed effective date of a subdivision, combination, reclassification, consolidation, merger, transfer, lease, liquidation or dissolution. The Company shall mail the notice at least 15 days before such date. Failure to mail the notice or any defect in it shall not affect the validity of the transaction.

SECTION 10.17.  Reorganization of the Company.

            If the Company is a party to a transaction subject to Section 5.01 or a merger which reclassifies or changes its outstanding Common Stock, the successor corporation shall enter into a supplemental indenture which shall provide that the Holder of a Security may convert it into the kind and amount of securities, cash or other assets which he would have owned immediately after the consolidation, merger, transfer or lease if he had converted the Security immediately before the effective date of the transaction. The supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in this Article 10. The successor Company shall mail to Securityholders a notice briefly describing the supplemental indenture.

            If this Section applies,  Sections 10.06,  10.07,  10.08,  10.09 and
10.10 do not apply.

SECTION 10.18.  Rights and Warrants.

            If the Company distributes pro rata to all holders of Common Stock rights or warrants (other than those referred to in Section 10.07 above), so long as any such rights or warrants have not expired or been redeemed by the Company, the Company shall make proper provision so that the Holder of any Security surrendered for conversion will be entitled to receive upon such conversion, in addition to the shares of Common Stock issuable upon such conversion (the "Conversion Shares"), a number of rights or warrants to be determined as follows: (i) if such conversion occurs on or prior to the date for the distribution to the holders of Common Stock of rights or warrants of separate certificates evidencing such rights or warrants (the "Distribution Date"), the same number of rights or warrants to which a holder of a number of shares of Common Stock equal to the number of Conversion Shares is entitled at the time of such conversion in accordance with the terms and provisions of and applicable to the rights or warrants, and (ii) if such conversion occurs after such Distribution Date, the same number of rights or warrants to which a holder of the number of shares of Common Stock into which the principal amount of such Security so converted was convertible immediately prior to such Distribution Date would have been entitled on such Distribution Date in accordance with the terms and provisions of and applicable to the rights or warrants.

SECTION 10.19.  Company Determination Final.

            Any determination that the Board of Directors must make pursuant to this Article 10 is conclusive, absent manifest error.

SECTION 10.20.  Trustee's Disclaimer.

            The Trustee has no duty to determine  when an adjustment  under this
Article 10 or under the terms of the Securities should be made, how it should be made or what it should be. The Trustee has no duty to determine whether any provisions of a supplemental indenture under Section 10.17 are correct. The Trustee makes no representation as to the validity or value of any securities or assets issued upon conversion of Securities. The Trustee shall not be responsible for the Company's failure to comply with this Article 10. Each Conversion Agent other than the Company shall have the same protection under this Section 10.20 as the Trustee.

                                   ARTICLE 11

                                  SUBORDINATION

SECTION 11.01.  Agreement to Subordinate.

            The Company agrees, and each Securityholder by accepting a Security agrees, that the indebtedness evidenced by the Securities and the payment of principal thereof and interest thereon are subordinated in right of payment, to the extent and in the manner provided in this Article 11, to the prior payment in full of all Senior Indebtedness and that the subordination is for the benefit of the holders of Senior Indebtedness.

            Money and securities held in trust pursuant to Article 8 are not subject to the subordination provisions of this Article 11.

SECTION 11.02.  Certain Definitions.

            "Representative" means the indenture trustee or other trustee, agent or representative for an issue of Senior Indebtedness.

            "Senior Indebtedness" means the principal of (and premium, if any) and interest on (a) any and all indebtedness and obligations of the Company (including indebtedness of others guaranteed by the Company) other than the Securities, whether or not contingent and whether outstanding on the date of this Indenture or thereafter created, incurred or assumed, which (i) is for money borrowed; (ii) is evidenced by any bond, note, debenture or similar instrument; (iii) represents the unpaid balance on the purchase price of any property, business or asset of any kind; (iv) is an obligation of the Company as lessee under any and all leases of property, equipment or other assets required to be capitalized on the balance sheet of the lessee under generally accepted accounting principles; (v) is a reimbursement obligation of the Company with respect to letters of credit; (vi) are obligations of the Company with respect to interest swap obligations and foreign exchange agreements; or (vii) are obligations of others secured by a lien to which any of the properties or assets (including, without limitation, leasehold interests and any other tangible or intangible property rights) of the Company are subject, whether or not the obligations secured thereby shall have been assumed by the Company or shall otherwise be the Company's legal liability and (b) any deferrals, amendments, renewals, extensions, modifications and refundings of any indebtedness or obligations of the types referred to above; provided that Senior Indebtedness shall not include (i) the Securities; (ii) the Company's 6 7/8% Convertible Subordinated Notes due 2002; (iii) any indebtedness or obligation of the Company which, by its terms or the terms of the instrument creating or evidencing it, is not superior in right of payment to the Securities; (iv) any indebtedness or obligation of the Company to any of its subsidiaries and (v) any indebtedness or obligation incurred by the Company in connection with the purchase of assets, materials or services in the ordinary course of business and which constitutes a trade payable.

SECTION 11.03.  Liquidation; Dissolution; Bankruptcy.

            Upon any distribution to creditors of the Company in a liquidation or dissolution of the Company or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Company or its property:

            (1) holders of Senior Indebtedness shall be entitled to receive payment in full of the principal of and interest to the date of payment on the Senior Indebtedness before Securityholders shall be entitled to receive any payment of principal of or interest on Securities; and

            (2) until the Senior Indebtedness is paid in full, any distribution to which Securityholders would be entitled but for this Article 11 shall be made to holders of Senior Indebtedness as their interests may appear, except the Securityholders may receive securities that are subordinated to Senior Indebtedness to at least the same extent as the Securities.

SECTION 11.04.  Company Not to Make Payments
                   with Respect to Securities
                   in Certain Circumstances.

            Except for payment in or distribution of securities that are subordinated to Senior Indebtedness to at least the same extent as the Securities, the Company shall not make any payment with respect to the principal of or interest on any of the Securities, or make any other payment with respect to the purchase or other acquisition of any of the Securities:

            (a) if there shall have occurred a default in the payment of the principal of or interest on any Senior Indebtedness; or

            (b) if there shall exist at the time of such payment, or such payment would create, an event of default (or an event which, with the giving of notice or the passage of time or both, would become an event of default) with respect to any Senior Indebtedness which would permit the holders (or any specified proportion of such holders) of such Senior Indebtedness to accelerate the maturity thereof, and if notification of such default or event of default has been given to the Company by a holder of such Senior Indebtedness or by a trustee, agent or Representative for an issue of Senior Indebtedness;

unless and until, in each case, whether described in clause (a) or clause (b), such default or event of default shall have been cured or waived in the manner required by the instrument relating to such Senior Indebtedness or shall otherwise have ceased to exist.

            Regardless of anything to the contrary herein, nothing shall prevent
(a) any payment by the Trustee to the Securityholders of amounts deposited with it pursuant to Article Eight or (b) any payment by the Trustee or the Paying Agent as permitted by Section 11.11.

SECTION 11.05.  Acceleration of Securities.

            If payment of the Securities is accelerated because of an Event of Default, the Company shall promptly notify holders of Senior Indebtedness of the acceleration.

SECTION 11.06.  When Distribution Must be Paid Over.

            In the event that the Company shall make any payment to the Trustee of the principal of or interest on the Securities at a time when such payment is prohibited by Section 11.03 or 11.04, such payment shall be held by the Trustee, in trust for the benefit of, and shall be paid forthwith over and delivered to, the holders of Senior Indebtedness (pro rata as to each of such holders on the basis of the respective amounts of Senior Indebtedness held by them) or their Representative or the trustee under the indenture or other agreement (if any) pursuant to which Senior Indebtedness may have been issued, as their respective interests may appear, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

            If a distribution  is made to  Securityholders  that because of this
Article 11 should not have been made to them, the Securityholders who receive the distribution shall hold it in trust for holders of Senior Indebtedness and pay it over to them as their interests may appear.

SECTION 11.07.  Notice by Company.

            The Company shall promptly notify the Trustee and the Paying Agent in writing of any facts known to the Company that would cause a payment of principal of or interest on Securities to violate this Article 11.

SECTION 11.08.  Subrogation.

            After all Senior Indebtedness is paid in full and until the Securities are paid in full, Securityholders shall be subrogated to the rights of holders of Senior Indebtedness to receive distributions applicable to Senior Indebtedness to the extent that distributions otherwise payable to the
Security-holders have been applied to the payment of Senior Indebtedness. A distribution made under this Article 11 to holders of Senior Indebtedness which otherwise would have been made to Securityholders is not, as between the Company and Securityholders, a payment by the Company on Senior Indebtedness.

SECTION 11.09.  Subordination May Not be
                   Impaired by Company.

            No right of any holder of Senior Indebtedness to enforce the subordination of the indebtedness evidenced by the Securities shall be impaired by any act or failure to act by the Company or by its failure to comply with this Indenture.

SECTION 11.10.  Distribution or Notice
                   to Representative.

            Whenever a distribution is to be made or a notice given to holders of Senior Indebtedness, the distribution may be made and the notice given to their Representative.

SECTION 11.11.  Rights of Trustee and Paying Agent.

            The Trustee or Paying Agent may continue to make payments on the Securities until it receives written notice of facts that would cause a payment of principal of or interest on the Securities to violate this Article 11. Only the Company, a Representative or a holder of an issue of Senior Indebtedness that has no Representative may give the notice.

            The Trustee shall be entitled to rely on the delivery to it of a written notice by a person representing himself to be a holder of Senior Indebtedness (or a Representative on behalf of such holder) to establish that such notice has been given by a holder of Senior Indebtedness or a Representative on behalf of any such holder. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any person who is a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article 11, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such person, the extent to which such person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such person under this Article 11, and if such evidence is not furnished the Trustee may defer any payment to such person pending judicial determination as to the right of such person to receive such payment or until such time as the Trustee shall be otherwise satisfied as to the right of such person to receive such payment.

            The Trustee in its individual or any other capacity may hold Senior Indebtedness with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights.

            The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holder if it shall mistakenly pay over or distribute to Securityholders or the Company or any other person money or assets to which any holders of Senior Indebtedness shall be entitled by virtue of this Article 11 or otherwise.

SECTION 11.12.  Officers' Certificate.

            If there occurs an event referred to in Section 11.03 or 11.04, the Company shall promptly give to the Trustee an Officers' Certificate (on which the Trustee may conclusively rely) identifying all holders of Senior
Indebtedness or their Representatives and the principal amount of Senior Indebtedness then outstanding held by each such holder and stating the reasons why such Officers' Certificate is being delivered to the Trustee.

SECTION 11.13.  Obligation of Company Unconditional.

            Nothing contained in this Article 11 or elsewhere in this Indenture or in any Security is intended to or shall impair, as between the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities the principal of and interest on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Securities and creditors of the Company other than the holders of the Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article 11 of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy. Upon any distribution of assets of the Company referred to in this Article 11, the Trustee, subject to the provisions of Sections 7.01 and 7.02, and the Holders of the Securities shall be entitled to rely upon any order or decree by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, or a certificate of the liquidating trustee or agent or other person making any distribution to the Trustee or the Holders of the Securities, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article
11. Nothing contained in this Article 11 or elsewhere in this Indenture or in any Security is intended to or shall affect the obligation of the Company to make, or prevent the Company from making, at ay time except during the pendency of any dissolution, winding up, liquidation or reorganization proceeding, and except during the continuance of any default specified in Section 11.04 (not cured or waived), payments at any time of the principal or of interest on the Securities.

                                   ARTICLE 12

                                  MISCELLANEOUS

SECTION 12.01.  Trust Indenture Act Controls.

            If any provision of this Indenture limits, qualifies or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provision shall control.

SECTION 12.02.  Notices.

            Any notice or communication by the Company or the Trustee to the other is duly given if in writing and delivered in person, mailed by first-class mail or by express delivery to the other's address stated in this Section 12.02. The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

            Any notice or communication to a Securityholder shall be mailed by first-class mail to his address shown on the register kept by the Registrar. Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders.

            If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

            If the Company mails a notice or communication to Securityholders, it shall mail a copy to the Trustee and each Agent at the same time.

            All notices or communications shall be in writing.

            The Company's address is:

                        Continental Homes Holding Corp.
                        7001 N. Scottsdale Road
                        Suite 2050
                        Scottsdale, Arizona  85252
                        Attention:  Corporate Secretary

            The Trustee's address is:

                        Manufacturers and Traders Trust Company
                        One M&T Plaza
                        Buffalo, New York  14203
                        Attention:  Corporate Trust Department

SECTION 12.03.  Communication by Holders with
                   Other Holders.

            Securityholders may communicate pursuant to TIA { 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA { 312(c).

SECTION 12.04.  Certificate and Opinion as
                   to Conditions Precedent.

            Upon any request or application by the Company to the Trustee to take any action under this Indenture the Company shall furnish to the Trustee:

            (1) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

            (2) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

            Each signer of an Officers' Certificate or an Opinion of Counsel may (if so stated) rely, effectively, upon an Opinion of Counsel as to legal matters and an Officers' Certificate as to factual matters if such signer reasonably and in good faith believes in the accuracy of the document relied upon.

SECTION 12.05.  Statements Required in Certificate
                   or Opinion.

            Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

            (1) a statement that the person making such certificate or opinion has read such covenant or condition;

            (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

            (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

            (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

SECTION 12.06.  Rules by Trustee and Agents.

            The Trustee may make reasonable rules for action by or at a meeting of Securityholders. The Registrar, Paying Agent or Conversion Agent may make reasonable rules and set reasonable requirements for their respective functions.

SECTION 12.07.  Legal Holidays.

            A "Legal Holiday" is a Saturday, a Sunday or a day on which banking institutions are not required to be open in The City of New York, in the State of New York or in the city in which the Trustee administers its corporate trust business. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue on that payment for the intervening period.

            A "business day" is a day other than a Legal Holiday.

SECTION 12.08.  No Recourse Against Others.

            All liability described in the Securities of any director, officer, employee or stockholder, as such, of the Company is waived and released.

SECTION 12.09.  Duplicate Originals.

            The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

SECTION 12.10.  Governing Law.

            The laws of the State of New York, without regard to principles of conflicts of law, shall govern this Indenture and the Securities.

SECTION 12.11.  No Adverse Interpretation
                   of Other Agreements.

            This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or a subsidiary. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

SECTION 12.12.  Successors.

            All agreements of the Company in this Indenture and the Securities shall bind its successors. All agreements of the Trustee in this Indenture shall bind its successors.

SECTION 12.13.  Separability.

            In case any provision in this Indenture or in the Securities shall be valid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and a Holder shall have no claim therefor against any party hereto.

SECTION 12.14.  Table of Contents, Headings, etc.

            The Table of Contents, Cross-Reference Table and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.


                                   SIGNATURES


            IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                CONTINENTAL HOMES HOLDING CORP.


                                By: /s/ Donald R. Loback
                                    -------------------------------------------
                                        Donald R. Loback
                                Title:  Chief Executive Officer


                                MANUFACTURERS AND TRADERS TRUST
                                  COMPANY, as Trustee


                                By: /s/ Russell T. Whitley
                                   --------------------------------------------
                                        Russell T. Whitley
                                Title:  Assistant Vice President

  EXHIBIT A



REGISTERED                    [Face of Security]
REGISTERED
NUMBER
DOLLARS

                       CONTINENTAL HOMES HOLDING CORP.



                6 7/8% CONVERTIBLE SUBORDINATED NOTE DUE 2002


            CONTINENTAL HOMES HOLDING CORP., a Delaware corporation (herein called the "Company"), for value received, hereby promises to pay to or registered assigns, the principal sum of Dollars on November 1, 2002, and to pay interest thereon as provided on the reverse hereof, until the principal hereof is paid or duly provided for.

Interest Payment Dates:       May 1 and November 1

            Record Dates:     April 15 and October 15

            The provisions on the back of this certificate are incorporated as if set forth on the face hereof.

            IN WITNESS WHEREOF, CONTINENTAL HOMES HOLDING CORP. has caused this instrument to be duly signed under its corporate seal.

[SEAL]                              CONTINENTAL HOMES HOLDING CORP.


                                    By:

                                                [Title]


                                    By:

                                                [Title]

TRUSTEES'S CERTIFICATE OF AUTHENTICATION

This is one of the Securities referred to in the within-mentioned Indenture.


Manufacturers and Traders Trust Company, as Trustee


By: ______________________________
            Signatory


Dated: ___________________

                            [REVERSE OF SECURITY]

                       CONTINENTAL HOMES HOLDING CORP.

                6 7/8% CONVERTIBLE SUBORDINATED NOTE DUE 2002


            1. Interest. Continental Homes Holding Corp., a Delaware corporation (the "Company"), promises to pay interest on the principal amount of this Security at the rate per annum shown above. The Company will pay interest semi-annually on May 1 and November 1 of each year, commencing May 1, 1996. Interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of original issuance of the Securities set forth on the face of this Security. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

            2. Method of Payment. The Company will pay interest on the Securities (except defaulted interest) to the persons who are registered Holders of Securities at the close of business on the record date set forth on the face of this Security next preceding the applicable interest payment date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company will pay principal, premium, if any, and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company must pay principal, premium, if any, and interest by check payable in such money. It may mail an interest check to a Holder's registered address.

            3. Paying Agent, Registrar, Conversion Agent. Initially, Manufacturers and Traders Trust Company (the "Trustee") will act as Paying Agent, Registrar and Conversion Agent. The Company may change any Paying Agent, Registrar, Conversion Agent or co-registrar without notice. The Company may act in any such capacity.

            4. Indenture. The Company issued the Securities under an Indenture dated as of November 1, 1995 (the "Indenture") between the Company and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code {{ 77aaa-77bbbb) (the "Act"), as in effect on the date of the Indenture. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and the Act for a statement of such terms. The Securities are general unsecured subordinated obligations of the Company limited to $86,250,000 aggregate principal amount (except for Securities issued in substitution for destroyed, mutilated, lost or stolen Securities). Terms used herein which are defined in the Indenture have the meanings assigned to them in the Indenture.

            5. Optional Redemption. The Securities may be redeemed on at least 15 and not more than 60 days' notice at the option of the Company on or after November 1, 1998, in whole at any time or in part from time to time, at the redemption prices (expressed as a percentage of principal amount) set forth below for the 12-month period beginning November 1 of the following years, in each case together with accrued and unpaid interest to the redemption date:

                  Year                          Redemption Price

                  1998                          103.438 %
                  1999                          102.292 %
                  2000                          101.146 %
                  2001                          100.000 %
                  2002                          100.000 %

            6. Notice of Redemption. Notice of redemption will be mailed at least 15 days but not more than 60 days before the redemption date to each Holder of Securities to be redeemed at his registered address. Securities in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000. On and after the redemption date, interest ceases to accrue on Securities or portions of them called for redemption.

            7. Change in Control. In the event of a Change in Control (as hereinafter defined) with respect to the Company, then each Holder of the Securities shall have the right, at the Holder's option, to require the Company to repurchase such Holder's Securities including any portion thereof which is $1,000 or any integral multiple thereof on the date (the "Repurchase Date") that is 45 days after the date of the Repurchase Right Notice at a purchase price equal to 100% of the principal amount thereof, plus accrued and unpaid interest to the Repurchase Date (the "Repurchase Price").

            On or before the 30th day after the occurrence of a Change in Control, the Company is obligated to give notice of the occurrence of such Change in Control, and of the date before which a Holder must notify the Company of such Holder's intention to exercise the redemption option, the procedure which such Holder must follow to exercise such right. To exercise the redemption option, the Holder of a Security must deliver on or before the 30th day after the date of the Repurchase Right Notice, written notice to the Company of the Holder's exercise of such option together with the Security or Securities with respect to which the option is being exercised, duly endorsed for transfer. Exercise of the redemption option by the Holder of a Security will be irrevocable, except that a Holder who submits such Security will retain the right to convert such Security into Common Stock until the close of business on the second business day prior to the Repurchase Date. If the Repurchase Date falls between any interest payment record date and the next succeeding interest payment date, Securities must be accompanied by payment of an amount equal to the interest thereon which the registered Holder is to receive on such interest payment date.

            If any repurchase pursuant to the foregoing provisions constitutes an "issuer tender offer" as defined in Rule 13e-4 under the Exchange Act, the Company will comply with the requirements of Rule 13e-4, Rule 14e-1 and any other tender offer rules under the Exchange Act which then may be applicable, including the filing of an Issuer Tender Offer Statement on Schedule 13E-4 with the SEC and the furnishing of certain information contained therein to the Holders.

            A "Change in Control" of the Company shall be deemed to have occurred at such time as any person, together with its affiliates or associates, other than the Management Group (as defined in the Indenture) is or becomes the beneficial owner, directly or indirectly, through a purchase, merger or other acquisition transaction, of shares of capital stock of the Company entitling such person to exercise 50% or more of the total voting power of all shares of capital stock of the Company entitled to vote in elections of directors, provided that a Change in Control shall not be deemed to have occurred if either
(i) the last sale price of the Common Stock for any five trading days during the ten trading days immediately preceding the Change in Control is at least equal to 105% of the Conversion Price (as defined in the Indenture) in effect on the day of the Change in Control or (ii) all of the consideration (excluding cash payments for fractional shares) in the transaction or transactions constituting the Change in Control consists of shares of common stock traded on a national securities exchange or through NASDAQ or another comparable quotation system.

            8. Conversion. A Holder of a Security may convert it into Common Stock of the Company at any time before the close of business on November 1, 2002, or, if the Security is called for redemption, the Holder may convert it at any time before the close of business on the second business day before the date fixed for redemption. The initial conversion rate is 42.105 shares of Common Stock per $1,000 principal amount of the Securities, subject to adjustment under certain circumstances. The Company will deliver a check in lieu of any fractional share. On conversion no payment or adjustment for interest accrued on the Securities will be made nor for dividends on the Common Stock issued on conversion. If any Security is converted between the record date for the payment of interest and the next succeeding interest payment date, such Security must be accompanied by funds equal to the interest payable on such succeeding interest payment date on the principal amount so converted (unless such Security shall have been called for redemption, in which case no such payment shall be required). A Security converted on an interest payment date need not be accompanied by any payment, and the interest on the principal amount of the Security being converted will be paid on such interest payment date to the registered holder of such Security on the immediately preceding record date.

            To convert a Security a Holder must (1) complete and sign the conversion notice on the back of the Security, (2) surrender the Security to a Conversion Agent, (3) furnish appropriate endorsements and transfer documents if required by the Registrar or Conversion Agent and (4) pay any transfer or similar tax if required. A Holder may convert a portion of a Security if the portion is $1,000 or a whole multiple of $1,000.

            9. Subordination. The Securities are subordinated in right of payment, in the manner and to the extent set forth in the Indenture, to the prior payment in full of all Senior Indebtedness (as defined in the Indenture). Each Holder by accepting a Security agrees to such subordination and authorizes the Trustee to give it effect.

            10. Denominations, Transfer, Exchange. The Securities are in registered form without coupons in denominations of $1,000 and whole multiples of $1,000. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents. No service charge shall be made for any such registration or transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Registrar need not exchange or register the transfer of any Security selected for redemption in whole or in part. Also, it need not exchange or register the transfer of any Securities for a period of 15 days before a selection of Securities to be redeemed.

            11. Persons Deemed Owners. The registered Holder of a Security may be treated as its owner for all purposes.

            12. Merger or Consolidation. The Company may not consolidate with, or merge into, or directly or indirectly transfer or lease all or substantially all of its assets to, another person unless: the person is a corporation; such corporation assumes by supplemental indenture all the obligations of the Company under the Securities and the Indenture; and giving effect to the transaction, no Default or Event of Default (as defined in the Indenture) shall exist.

            13. Amendments and Waivers. Subject to certain exceptions, the Indenture or the Securities may be amended with the consent of the Holders of at least a majority in principal amount of the Securities outstanding; and any existing default may be waived with the consent of the Holders of a majority in principal amount of the Securities. Without the consent of any Securityholder, the Indenture or the Securities may be amended to cure any ambiguity, omission, defect or inconsistency or to provide for uncertificated Securities in addition to certificated Securities, to comply with Sections 5.01 and 10.17 of the Indenture or to make any change that does not materially adversely affect the rights of any Securityholder.

            14. Defaults and Remedies. An Event of Default is: default for 30 days in payment of interest on the Securities; default in payment of principal on the Securities when due; failure by the Company for 60 days after notice to it to comply with any of its other agreements in the Indenture or the Securities; acceleration prior to maturity of other indebtedness in excess of an aggregate of $10,000,000 which is not rescinded or annulled within 30 days after notice; the rendering of a final judgment or judgments against the Company in excess of $10,000,000, which is not discharged, satisfied or stayed within a period of 60 days after notice; and certain events of bankruptcy or insolvency. If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the Securities may declare all the Securities to be due and payable immediately. The Holders of a majority in principal amount of the Securities by notice to the Trustee may waive a Default and its consequences. Securityholders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in principal amount of the Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Securityholders notice of any continuing default (except a default in payment of principal or interest) if it determines that withholding notice is in their interests. The Company must furnish an annual compliance certificate to the Trustee.

            15. Trustee Dealings with Company. Manufacturers and Traders Trust Company, the Trustee under the Indenture, or any banking institution serving as successor Trustee thereunder, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not Trustee.

            16. No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Securityholder by accepting a Security waives and releases all such liability. The waiver and releases are part of the consideration for the issue of the Securities.

            17.   Authentication.   This  Security  shall  not  be  valid  until
authenticated by the manual signature of the Trustee or an authenticating agent.

            18. Abbreviations. Customary abbreviations may be used in the name of a Securityholder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenant by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

            THE COMPANY WILL FURNISH TO ANY SECURITYHOLDER UPON WRITTEN REQUEST AND WITHOUT CHARGE A COPY OF THE INDENTURE. REQUESTS MAY BE MADE TO: Continental Homes Holding Corp., 7001 N. Scottsdale Road, Suite 2050, Scottsdale, Arizona 85253, Attention: Corporate Secretary.

      ASSIGNMENT FORM                           CONVERSION NOTICE

To assign this Security, fill             To convert this Security
in the form below:                        into Common Stock of the
                                          Company, check the box:

I or we assign and transfer                      _____
this Security to:                               /____/

      ------------------
                                          To convert only part of
                                          this Security, state the
  (Insert Assignee's Soc.                 amount (must be in
   Sec. or Tax I.D. No.)                  multiples of $1,000):

                                          $


__________________________                If you want the stock
                                          certificate made out in
__________________________                another person's name,
                                          fill in the form below:
__________________________

__________________________                (Insert other person's
(Print or type assignee's                 Soc. Sec. or Tax I.D.
name, address and zip code)               no.)

and irrevocably appoint ___
___________________ agent
to transfer this Security
on the books of the
Company.  The agent may
substitute another                         (Print or type other
to act for him.                            person's name, address
                                           and zip code)


Date: __________________ Signature(s):_________________________

                                           (Sign exactly as your
                                           name(s) appear(s) on
                                           the other side of this
                                           Security)







Signature(s) guaranteed by:

(All signatures must be guaranteed by a member of a national securities exchange or of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company located in the United States)


                    OPTION OF HOLDER TO ELECT PURCHASE


            If you want to elect to have this Security
repurchased by the Company pursuant to Section 4.08 of the
Indenture, check the box:
                   ____
                  /___/

            If you want to elect to have only part of this Security repurchased by the Company pursuant to Section 4.08 of the Indenture, state the amount:

$ -----------------------------------
  (in an integral multiple of $1,000)

Date: ______________________    Signature(s): _________________



-------------------------------
                                      (Sign exactly as your name(s)
                                     appear(s) on the other side of
                                    this Security)

Signature(s) guaranteed by:  __________________________________
                                  (All signatures must be
guaranteed
                              by a member of a national
                               securities exchange or of the
                               National Association of
                              Securities Dealers, Inc. or by a
                              commercial bank or trust company
                              located in the United States)